UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

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United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On May 18, 2023, United-Guardian, Inc. (the “Company”) received a letter (the “Compliance Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it has regained compliance with Nasdaq Listing Rule 5450(b)(1)(A), requiring listed companies to maintain stockholders’ equity of at least $10,000,000.

As previously disclosed in its Current Report on Form 8-K filed on April 26, 2023, on April 20, 2023, the Company received a deficiency letter from the Staff stating that, because the Company did not maintain a minimum Market Value of Listed Securities of $50,000,000 for the previous thirty (30) consecutive business days, the Company was not in compliance with Nasdaq Listing Rule 5450(b)(2)(A). The Staff also noted in its letter that the Company was not in compliance with Nasdaq Listing Rule 5450(b)(1)(A), requiring listed companies to maintain stockholders’ equity of at least $10,000,000 and Nasdaq Listing Rule 5450(b)(3)(A), which requires listed companies to have total assets and total revenue of at least $50,000,000 each for the most recently completed fiscal year or for two of the three most recently completed fiscal years. The Company was required to regain compliance with at least one of these continued listing standards if it wished to remain on The Nasdaq Global Select Market.

The Compliance Notice stated that based on the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 and filed on May 12, 2023, evidencing stockholders’ equity in excess of the $10,000,000 minimum, Nasdaq determined that the Company is in compliance with the stockholders’ equity standard under Nasdaq Listing Rule 5450(b)(1)(A). Therefore, the Company may continue listing on The Nasdaq Global Select Market and Nasdaq has informed the Company that it considers the matter closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 24, 2023

United-Guardian, Inc.

By:	/s/ Andrea Young
Name:	Andrea Young
Title:	Chief Financial Officer